UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2011

THE CLOROX COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-07151	31-0595760
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1221 Broadway, Oakland, California 94612-1888

(Address of Principal Executive Offices, including Zip code)

(510) 271-7000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01 Other Events.

On August 19, 2011, The Clorox Company (the “Company”) issued a press release relating to the announcement by High River Limited Partnership, an affiliate of Icahn Enterprises L.P., that it has submitted a full slate of 11 nominees to replace the entire existing board of directors and stand for election at The Clorox Company 2011 Annual Meeting of Stockholders. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
99.1	Press Release dated August 19, 2011 of The Clorox Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CLOROX COMPANY

Date: August 19, 2011                                                                   By:           /s/  Laura Stein

Senior Vice President -

General Counsel

THE CLOROX COMPANY

FORM 8-K

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release dated August 19, 2011 of The Clorox Company

PRESS RELEASE

The Clorox Company Issues Statement Regarding Icahn Announcement

OAKLAND, Calif. – Aug. 19, 2011 – The Clorox Company (NYSE:CLX ) today issued the following statement regarding the announcement by High River Limited Partnership, an affiliate of Icahn Enterprises L.P., that it has submitted a full slate of 11 nominees to replace the entire existing board of directors and stand for election at The Clorox Company 2011 Annual Meeting of Stockholders:

We believe that Mr. Icahn is nominating candidates solely to advance his own agenda. Clorox will review Mr. Icahn’s nominations to ensure they comply with the company’s governing documents and applicable law.

Clorox has an outstanding board of directors that has demonstrated its commitment to acting in the best interests of all Clorox stockholders. The board is composed of 11 highly qualified directors, 10 of whom are independent, and all of whom are elected annually. The directors are proven business leaders with a broad range of complementary experience in consumer products, finance, and other areas essential to Clorox’s business, and they have overseen the company’s success in delivering superior results and creating significant stockholder value.

Under this board’s leadership, Clorox has:

        Generated superior returns for stockholders relative to the company’s peer group and the S&P 500 since the start of the global recession [1];

        Returned more than $2.7 billion in cash to stockholders in the form of dividends and share repurchases over the past five years [2];

        Doubled the total annual dividend paid to Clorox stockholders from $1.20 to $2.40 per diluted share in the past five years, consistent with our history of increasing the dividend every year for the past 34 years; and

        Strengthened its leading brands, which are well‑positioned in their categories and continue to gain market share. On an all-outlet retail basis, the company’s U.S. brands have gained significantly more market share than any other branded consumer products company, or private label, in Clorox’s categories over the last three years. [3]

Clorox has one of the highest profit margins in its sector and continues to deliver strong financial performance despite a challenging macroeconomic environment and continuing commodity price pressures. In the fourth fiscal quarter, which ended June 30, 2011, Clorox delivered 4 percent sales growth and 20 percent growth in diluted earnings per share from continuing operations.

We remain focused on executing our core business plan and believe that our Centennial Strategy, including our focus on consumer megatrends, developing innovative products, relentlessly driving out waste and returning excess cash to stockholders, is the right path forward to continue creating significant value for all stockholders. We look forward to continuing to deliver on our promise of providing the highest-quality innovative products and outstanding service to our retail partners and consumers around the world.

The company has not yet scheduled its 2011 Annual Meeting of Stockholders, and will provide stockholders with proxy materials, including a white proxy card, in connection with the Annual Meeting in due course.

[1] Clorox’s total stockholder return was 43 percent versus 10 percent for the S&P 500 and 34 percent for the company’s comprehensive consumer-packaged-goods peer group since the start of the global recession. Total stockholder return is stock price appreciation plus dividends from July 1, 2008, through June 30, 2011. Peer companies: An average of 18 consumer packaged goods companies, including Clorox, used for financial benchmarking purposes.

[2] July 1, 2006, through June 30, 2011.

[3] Based on market share points for sales across all U.S. retail outlets in categories in which Clorox participates as measured by  SymphonyIRI, including POS and panel data on a 52 week basis for three years ending June 26, 2011.

The Clorox Company

The Clorox Company is a leading manufacturer and marketer of consumer products with 8,100 employees and fiscal year 2011 revenues of $5.2 billion. Clorox markets some of consumers' most trusted and recognized brand names, including its namesake bleach and cleaning products, Green Works® naturally derived home care products, Pine-Sol® cleaners, Poett® home care products, Fresh Step® cat litter, Kingsford® charcoal, Hidden Valley® and K C Masterpiece® dressings and sauces, Brita® water-filtration products, Glad® bags, wraps and containers, and Burt’s Bees® natural personal care products. Nearly 90 percent of Clorox Company brands hold the No. 1 or No. 2 market share positions in their categories. The company’s products are manufactured in more than two dozen countries and sold in more than 100 countries. Clorox is committed to making a positive difference in the communities where its employees work and live. Founded in 1980, The Clorox Company Foundation has awarded cash grants totaling more than $84 million to nonprofit organizations, schools and colleges. In fiscal year 2011 alone, the foundation awarded $4 million in cash grants, and Clorox made product donations valued at $13 million. For more information about Clorox, visit www.TheCloroxCompany.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the Securities Act), and Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act), and such forward-looking statements involve risks and uncertainties. Except for historical information, matters discussed in this press release, including any statements about future results, stockholder value, volume, sales, costs, cost savings, earnings, cash flows, plans, objectives, expectations, growth, or profitability, are forward-looking statements based on management’s estimates, assumptions and projections. Words such as “will,” “could,” “may,” “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “path,” “continue” and variations on such words, and similar expressions, are intended to identify such forward-looking statements. These forward-looking statements are only predictions, subject to risks and uncertainties, and actual results could differ materially from those discussed in this press release. Important factors that could affect performance and cause results to differ materially from management’s expectations are described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report on Form 10-K for the fiscal year ended June 30, 2010, as updated from time to time in the company’s SEC filings. These factors include, but are not limited to: the company’s costs, including volatility and increases in commodity costs such as resin, diesel, chlor-alkali, sodium hypochlorite, agricultural commodities and other raw materials; the ability of the company to implement and generate expected savings from its programs to reduce costs; the success of the company’s strategies; risks relating to acquisitions, mergers, divestitures and joint ventures; the ability of the company to successfully manage risks inherent in litigation; the success of new products and the ability of the company to develop products that delight the consumer; consumer and customer reaction to price increases; competitive actions; unfavorable worldwide general economic and marketplace conditions and events; unfavorable political conditions in international markets and risks relating to international operations; risks relating to changes in the company’s capital structure, including risks related to the company’s ability to execute on share repurchase plans and the impact thereof on the company’s capital structure and earnings per share; risks arising from decreases in cash flow, whether resulting from declining sales, higher cost levels, tax payments, debt payments, share repurchases, interest cost increases greater than management’s expectations, or increases in debt or changes in credit ratings, or otherwise; business disruptions, costs and future events related to an unsolicited, conditional proposal made by Icahn and the pending proxy contest; and the company’s ability to maintain its business reputation and the reputation of its brands.

The company’s forward-looking statements in this press release are based on management’s current views and assumptions regarding future events and speak only as of their dates. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws.

Important Additional Information

The Clorox Company (“Clorox”), its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Clorox stockholders in connection with the matters to be considered at Clorox’s 2011 Annual Meeting. Clorox intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Clorox stockholders. CLOROX STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with Clorox’s 2011 Annual Meeting. This information can also be found in Clorox’s Annual Report on Form 10-K for the year ended June 30, 2010, filed with the SEC on Aug. 26, 2010, and in Clorox’s proxy statement for the 2010 Annual Meeting, filed with the SEC on Oct. 1, 2010. To the extent holdings of Clorox securities have changed since the amounts printed in the proxy statement for the 2010 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Clorox with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at Clorox’s website at www.TheCloroxCompany.com  or by writing to Clorox at 1221 Broadway, Oakland, CA 94612.

Contacts:

Media Relations:
Kathryn Caulfield (510) 271-7209, kathryn.caulfield@clorox.com

Joele Frank / Andrew Siegel / Andi Rose
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

Investor Relations:
Steve Austenfeld (510) 271-2270, steve.austenfeld@clorox.com
Li-Mei Johnson (510) 271-3396, li-mei.johnson@clorox.com